[GRAPHIC OMITTED]
                           DEUTSCHE ASSET MANAGEMENT

                                  Mutual Fund
                                 Annual Report
                                December 31, 2000



Quantitative Equity Fund

                               [GRAPHIC OMITTED]
                                A MEMBER OF THE
                              DEUTSCHE BANK GROUP

Quantitative Equity Fund
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ..................................  3

              QUANTITATIVE EQUITY FUND
                 Statement of Assets and Liabilities ..................  8
                 Statement of Operations ..............................  9
                 Statements of Changes in Net Assets .................. 10
                 Financial Highlights ................................. 11
                 Notes to Financial Statements ........................ 13
                 Report of Independent Auditors ....................... 15
                 Tax Information ...................................... 15

              QUANTITATIVE EQUITY PORTFOLIO
                 Schedule of Portfolio Investments .................... 16
                 Statement of Assets and Liabilities .................. 17
                 Statement of Operations .............................. 18
                 Statement of Changes in Net Assets ................... 19
                 Financial Highlights ................................. 20
                 Notes to Financial Statements ........................ 21
                 Report of Independent Auditors ....................... 23



               --------------------------------------------------
    The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
               --------------------------------------------------

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                                       2

Quantitative Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this annual report for Quantitative Equity Fund (the 'Fund'), providing a review of the markets, the Portfolio, and our outlook. Included is a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
THE S&P 500 INDEX EXPERIENCED ITS BIGGEST ANNUAL DECLINE SINCE 1977 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000, REGISTERING A LOSS OF 9.10%. EQUITY MARKET VOLATILITY REMAINED HIGH THROUGHOUT THE YEAR.
o Weakness in stock prices centered on the leaders of recent years, such as technology, communications and the Internet.
o The equity market's decline largely reflected fears of economic overheating, higher energy prices and interest rates, and then later in the year concerns about profit growth and valuations in a slowing economic environment.
o At the same time, the US equity market shifted its focus from the narrow leadership seen previously toward opportunities in the broader market.
o Over the year, there was notable sector rotation into defensive stocks and away from cyclical stocks.
o Large-capitalization value-oriented stocks outperformed their growth counterparts by an impressive 16% for the annual period, a complete reversal from recent years.
o    Large-cap stocks underperformed small- and mid-cap stocks.

DURING THE FIRST HALF OF THE YEAR, ONLY FOUR SECTORS -- ENERGY, HEALTH CARE, TECHNOLOGY, AND UTILITIES -- BETTERED THE S&P 500 INDEX'S SEMI-ANNUAL RETURN.
o In the first quarter, the S&P 500 Index gained 2.29%. At the lowest point of the quarter, on February 25, the Index was down 8% from the beginning of the year. In March, the Index rose 9.78%, registering the highest monthly gain in nine years.
o The technology sector dominated the Index during the first quarter, although within the sector, the disparity in returns was significant. Intel Corp. and Cisco were the top positive contributors to the Index on a capitalization basis, while Microsoft, Lucent Technologies, Yahoo! and America Online were among the top negative contributors on a capitalization basis. One third of the stocks in this sector had a negative return.
o The S&P 500 Index posted a 2.66% decline for the second quarter of 2000, as virtually all major US equity indices were dragged down by weakness in the NASDAQ Composite. Health care was the best performing S&P sector for the quarter.

THE SECOND HALF OF 2000 WAS ANOTHER VOLATILE PERIOD, WITH THE S&P 500 INDEX RECORDING A TOTAL RETURN OF -8.72%.
o US equity markets were buffeted by significant global developments that muted initial market enthusiasm that the US interest rate cycle may have peaked. These included growing evidence of a US and global economic slowdown, rising oil prices and a radically weaker euro that began to hamper US exports to Europe.
o These events confirmed market worries of an earnings slowdown, as a number of blue-chip companies posted earnings warnings, further deteriorating market sentiment.
o Also weighing heavily on the equity markets was gridlock surrounding the presidential election.
o Exemplifying the defensive nature of the market, the best performing sectors early in the second half were utilities, financials, capital goods and energy. The best performing sectors in the last months of the year were basic materials, transportation and health care. The technology sector continued to be the hardest hit throughout, followed by communication services.
o On a positive note, while the Federal Reserve Board disappointed the market in December by leaving interest rates unchanged, its indication that it was more concerned with economic weakness than inflation led the market to a small gain for the month.
o During the fourth quarter, there was tremendous activity involving 24 additions and deletions to the S&P 500 Index. These changes propelled the turnover count to 58 additions and deletions to the Index for the year, setting a new record for the S&P 500 Index.

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                                       3

Quantitative Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

THE MERGER MARKET CONTINUED TO BE A MAJOR FORCE IN THE FINANCIAL LANDSCAPE THROUGHOUT 2000, DESPITE BEING DEALT SEVERAL SETBACKS BY RISING INTEREST RATES, FALLING STOCK PRICES, EMPOWERED REGULATORS AND A SLOW DECEMBER.
o For the year 2000, the volume of announced US merger and acquisition activity rose to a record $1.83 trillion, compared to $1.57 trillion in 1999.
o This increase can largely be attributed to America Online's $182 billion offer for media giant Time Warner. General Electric's $50.1 billion offer for Honeywell International also ranked among the largest announced deals in 2000.
o One continuing trend in the merger market was the increase in foreign acquirers bidding for US firms, accounting for nearly 20% of announced deals in the US in 2000.
o Merger volume in the telecommunications, motion picture, and commercial banking industries led transaction activity.

INVESTMENT REVIEW
THE FUND SEEKS A TOTAL RETURN GREATER THAN THAT OF THE S&P 500 INDEX BY FOLLOWING A QUANTITATIVE STRATEGY THAT INTEGRATES AN EXPOSURE TO THE S&P 500 INDEX WITH INVESTMENTS IN THE STOCKS OF ACQUISITION TARGETS.(5) To pursue its goal of tracking the S&P 500 Index, the Fund invests in derivatives and common stocks of S&P 500 companies. To seek returns in excess of the S&P 500 Index, the Fund buys shares of companies that are acquisition targets based on specific events that trigger a merger arbitrage opportunity. The goal is to capture the difference between the target's post-bid share price and the target's expected fixed payout. These investments are made based on our own proprietary quantitative models. These shares are sold when the acquisition is consummated or the transaction is abandoned.

                                                           CUMULATIVE                      AVERAGE ANNUAL
                                                        TOTAL RETURNS                       TOTAL RETURNS
   Periods ended                                Past            Since              Past             Since
   December 31, 2000                          1 year        inception            1 year         inception
----------------------------------------------------------------------------------------------------------
 Quantitative Equity Fund -- Investment
   Class(1) (inception 3/31/99)                (4.67)%          18.21%            (4.67)%           10.00%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                              (9.10)%           4.80%(4)         (9.10)%            2.71%(4)
----------------------------------------------------------------------------------------------------------
 Lipper Multi Cap Core Funds Average(3)        (2.95)%          15.47%(4)         (2.95)%            8.25%(4)
----------------------------------------------------------------------------------------------------------
 Quantitative Equity Fund -- Institutional
   Class(1) (inception 12/31/99)               (4.50)%          (4.50)%           (4.50)%           (4.50)%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                              (9.10)%          (9.10)%(4)        (9.10)%           (9.10)%(4)
----------------------------------------------------------------------------------------------------------
 Lipper Multi Cap Core Funds Average(3)        (2.95)%          (2.95)%(4)        (2.95)%           (2.95)%(4)
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) 'S&P 500(R)' is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund's investmenT advisor. S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
(4) Benchmark returns are for the periods beginning March 31, 1999 for the Investment Class and December 31, 1999 for the Institutional Class. 5 The Fund may invest in derivatives that may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. Mergers and acquisition transactions may be renegotiated, terminated or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.

--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

DURING A CHALLENGING PERIOD, THE FUND OUTPERFORMED THE S&P 500 INDEX BY A MARGIN OF MORE THAN 4.4%. The Fund's performance was primarily fueled by the numerous deals closed. The following is a list of merger deals that the Fund invested in during the twelve months ended December 31, 2000, all of which were completed successfully.

CLOSED DEALS FROM
JANUARY 1, 2000 -- DECEMBER 31, 2000

Acuson
American National Can
Best Foods
Bush Boake Allen
Central Newspapers
Champion International
Chirex
CompUSA Inc.
Cordant Technology
Fort James
Hannaford Brothers
Hussmann International Inc.
International Home Foods
Jostens Inc.
Lilly Industrial Coatings
Mirage Resorts Inc.
Mynd
Nabisco Group
Nabisco Holdings
National Computer Systems
Pathogenesis
Pittway Corp.
Primark Corp.
Rexall Sundown Inc.
Shared Medical Systems
Shorewood Packaging
Southdown
Specialty Equipment
Sterling Commerce
Summit Technology
TJ International Inc.
United Water Resources
Urban Shopping
US Foodservice
Verio, Inc.

THE FUND MAINTAINED ITS STRICT CRITERIA IN ITS DISCIPLINED MERGER ARBITRAGE INVESTMENT APPROACH. FOR EXAMPLE, THE FUND:
o    purchases only the stock of an announced target company
o invests only in merger deals that are generally made with financing of at least 50% cash
o usually invests in acquisition targets with a minimum market capitalization of $500 million, although shares of smaller companies may be purchased.

MANAGER OUTLOOK
Equity markets face a tug of war between the near-term prospect of continued weakness in economic activity and profits and the prospect of a rebound later this year and in 2002 as monetary easing kicks in. The rapidly deteriorating economic backdrop at the end of 2000, coupled with weakening financial market signals, prompted the Federal Reserve Board's aggressive 0.50% inter-meeting interest rate cut on January 3rd. If we are correct in our belief that real GDP will downshift further in early 2001 to a 1%-2% growth rate and that the Federal Reserve Board will cut interest rates by another 1.00% by mid-year, then equity markets may be close to discounting all the bad news and could begin to look ahead to better times. Historically, equity markets have often tended to regain traction within six months of the beginning of Fed easing cycles. We believe that economic activity will pick up late this year under the combined effects of lower interest rates, declining energy prices and improved financial market conditions. If the economy enters into an actual recession, however, investors would likely have to lower their near-term sights and push out the date of eventual revival.

As of December 31, 2000, the Fund had invested in nine still-open merger deals. These are ACNielson, Agribrands International, Avis Group Holdings Inc., Block Drug, Fairfield Communities, Harcourt General, Johns Manville, Keebler Foods, and Objective Systems Integrators. We believe that the environment for mergers remains strong and that the Fund's opportunities to seek risk-adjusted returns greater than that of the S&P 500 Index will continue.

We appreciate your ongoing support of Quantitative Equity Fund and look forward to serving your investment needs in the years ahead.

\S\ MANISH KESHIVE
    --------------
    Manish Keshive
Portfolio Manager of the QUANTITATIVE EQUITY PORTFOLIO
January 4, 2001


--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

               Quantitative Equity Fund                       Lipper Multi Cap
                    Investment Class        S&P 500 Index    Core Funds Average
               ------------------------    ---------------   ------------------
3/31/99                  10,000                10,000               10,000
4/30/99                  10,710                10,387               10,404.3
5/31/99                  10,640                10,141.9             10,270.3
6/30/99                  11,390                10,704.7             10,817.4
7/31/99                  11,050                10,370.8             10,571
8/31/99                  10,930                10,319.9             10,383.4
9/30/99                  10,680                10,037.2             10,165.4
10/31/99                 11,500                10,672.5             10,673.1
11/30/99                 11,700                10,891.3             11,076.2
12/31/99                 12,399                11,530.6             11,933.3
1/31/00                  11,745                10,951.8             11,504.3
2/29/00                  11,581                10,744.8             11,893.8
3/31/00                  12,768                11,795.6             12,652.7
4/30/00                  12,440                11,440.6             12,172.4
5/31/00                  12,236                11,206.1             11,850.3
6/30/00                  12,430                11,482.9             12,247.1
7/31/00                  12,174                11,303.7             12,054.4
8/31/00                  13,259                12,005.7             12,971.1
9/30/00                  12,532                11,371.8             12,435.7
10/31/00                 12,471                11,324               12,264
11/30/00                 11,468                10,431.7             11,207.8
12/31/00                 11,821                10,480               11,547



Average Annual Total Return for the Periods Ended December 31, 2000

One-Year (4.67)%   Since 3/31/99(1) 10.00%

--------------------------------------------------------------------------------
(1) The Investment Class' inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning March 31, 1999.

--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

          Quantitative Equity Fund                        Lipper Multi Cap
            Institutional Class        S&P 500 Index     Core Funds Average
          ------------------------    ---------------    ------------------
12/31/99          250,000                 250,000            250,000
1/31/00           236,800                 237,450            241,024
2/29/00           233,300                 232,962            249,124
3/31/00           257,225                 255,746            265,744
4/30/00           250,825                 248,048            256,054
5/31/00           246,700                 242,963            249,268
6/30/00           250,625                 248,964            257,308
7/31/00           245,675                 245,080            253,314
8/31/00           267,525                 260,300            272,735
9/30/00           252,900                 246,556            261,287
10/31/00          251,650                 245,520            257,782
11/30/00          231,425                 226,173            235,473
12/31/00          238,750                 227,250            242,625



Total Return for the Period Ended December 31, 2000

One-Year (4.50)%

--------------------------------------------------------------------------------
(1) The Institutional Class' inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement of 500 large companies.
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning December 31, 1999.

--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                      DECEMBER 31, 2000

ASSETS
   Investment in Quantitative Equity Portfolio, at value ................   $ 6,143,864
   Receivable for shares of beneficial interest subscribed ..............         1,750
   Due fromBankers Trust ................................................        55,945
   Prepaid expenses and other ...........................................        27,039
                                                                            -----------
Total assets ............................................................     6,228,598
                                                                            -----------
LIABILITIES
   Accrued expenses and other ...........................................        21,056
                                                                            -----------
Total liabilities .......................................................        21,056
                                                                            -----------
NET ASSETS ..............................................................   $ 6,207,542
                                                                            ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ......................................................   $ 6,579,569
   Undistributed net investment income ..................................        32,320
   Accumulated net realized loss from investment and futures transactions      (184,463)
   Net unrealized depreciation on investments and futures contracts .....      (219,884)
                                                                            -----------
NET ASSETS ..............................................................   $ 6,207,542
                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding)
   Investment Class(1) ..................................................   $     11.00
                                                                            ===========
   Institutional Class(2) ...............................................   $     11.02
                                                                            ===========

--------------------------------------------------------------------------------
(1) Net asset value, redemption price and offering price per share (based on net assets of $5,597,238 and 508,669 shares of beneficial interest outstanding at December 31, 2000; $0.001 par value, unlimited number of shares of beneficial interest authorized).
(2) Net asset value, redemption price and offering price per share (based on net assets of $610,304 and 55,399 shares of beneficial interest outstanding at December 31, 2000; $0.001 par value, unlimited number of shares of beneficial interest authorized).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2000
INVESTMENT INCOME
Income allocated from Quantitative Equity Portfolio, net .......................   $  83,926
                                                                                   ---------
EXPENSES
   Professional fees ...........................................................      34,604
   Printing and shareholder reports ............................................      23,458
   Registration fees ...........................................................      11,173
   Administration and services fees ............................................       8,926
   Trustees fees ...............................................................       5,911
   Miscellaneous ...............................................................         410
                                                                                   ---------
Total expenses .................................................................      84,482
Less: fee waivers or expense reimbursements ....................................     (75,383)
                                                                                   ---------
Net expenses ...................................................................       9,099
                                                                                   ---------
NET INVESTMENT INCOME ..........................................................      74,827
                                                                                   ---------
REALIZED AND  UNREALIZED  GAIN (LOSS) ON INVESTMENTS  AND FUTURES  CONTRACTS
   Net realized gain (loss) from:
     Investment transactions ...................................................     344,753
     Futures transactions ......................................................    (411,610)
   Net change in unrealized appreciation/depreciation on investments
     and futures contracts .....................................................    (341,316)
                                                                                   ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS ..........    (408,173)
                                                                                   ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .....................................   $(333,346)
                                                                                   =========



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                               FOR THE    MARCH 31, 1999(1)
                                                            YEAR ENDED              THROUGH
                                                     DECEMBER 31, 2000    DECEMBER 31, 1999
                                                     -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...............................   $    74,827          $    31,233
   Net realized gain (loss) from investments and
     futures transactions ..............................       (66,857)             186,359
   Net change in unrealized appreciation/depreciation on
     investments and futures contracts .................      (341,316)             121,432
                                                           -----------          -----------
Net increase (decrease) in net assets from operations ..      (333,346)             339,024
                                                           -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Investment Class ..................................       (35,310)             (29,704)
     Institutional Class ...............................        (3,854)                --
   Net realized gain from investment transactions
     Investment Class ..................................      (237,210)             (43,940)
     Institutional Class ...............................       (27,687)                --
                                                           -----------          -----------
Total distributions ....................................      (304,061)             (73,644)
                                                           -----------          -----------
CAPITAL SHARE TRANSACTIONS
   Net increase resulting from Investment Class ........     2,885,951            3,038,058
   Net increase resulting from Institutional Class .....       645,560               10,000
                                                           -----------          -----------
Net increase in net assets from capital transactions ...     3,531,511            3,048,058
                                                           -----------          -----------
TOTAL INCREASE IN NET ASSETS ...........................     2,894,104            3,313,438
NET ASSETS
   Beginning of period .................................     3,313,438                 --
                                                           -----------          -----------
   End of period (including undistributed net investment
     income of $32,320 and $1,529, respectively) .......   $ 6,207,542          $ 3,313,438
                                                           ===========          ===========

--------------------------------------------------------------------------------
(1) Commencement of operations.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated.


INVESTMENT CLASS                                                                                FOR THE PERIOD
                                                                               FOR THE          MARCH 31, 1999(2)
                                                                            YEAR ENDED                 THROUGH
                                                                     DECEMBER 31, 2000(1)    DECEMBER 31, 1999
                                                                     -----------------       -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .....................................      $12.12                  $10.00
                                                                                ------                  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net investment income .................................................        0.21(3)                 0.11
   Net realized and unrealized gain (loss) on investments
     and futures contracts ...............................................       (0.77)                   2.29
                                                                                ------                  ------
TOTAL FROM INVESTMENT OPERATIONS .........................................       (0.56)                   2.40
                                                                                ------                  ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................       (0.07)                  (0.11)
   Net realized gain from investment and futures
     transactions ........................................................       (0.49)                  (0.17)
                                                                                ------                  ------
TOTAL DISTRIBUTIONS ......................................................       (0.56)                  (0.28)
                                                                                ------                  ------
NET ASSET VALUE, END OF PERIOD ...........................................      $11.00                  $12.12
                                                                                ======                  ======
TOTAL INVESTMENT RETURN ..................................................       (4.67)%                 23.99%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ..............................      $5,597                  $3,303
   Ratios to average net assets:
     Net investment income ...............................................        1.90%                   2.39%4
     Expenses after waivers, including expenses of the
        Quantitative Equity Portfolio ....................................        0.90%                   0.90%4
     Expenses before waivers, including expenses of the
        Quantitative Equity Portfolio ....................................        4.14%                  11.84%4
     Portfolio turnover of the Quantitative Equity Fund ..................       --                     409%

--------------------------------------------------------------------------------
(1) The Fund's structure was changed from a stand-alone structure to a master-feeder structure on January 1, 2000.
(2)  Commencement of operations.
(3) Net investment income per share was calculated using the average shares method.
(4)  Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated.

 INSTITUTIONAL CLASS1

                                                                           FOR THE
                                                                        YEAR ENDED
                                                                 DECEMBER 31, 2000
                                                                 -----------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .....................................   $ 12.12
                                                                           -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...............................................      0.34(2)
   Net realized and unrealized loss on investments and futures contracts     (0.88)
                                                                           -------
TOTAL FROM INVESTMENT OPERATIONS .......................................     (0.54)
                                                                           -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............................................     (0.07)
   Net realized gain from investments and futures transactions .........     (0.49)
                                                                           -------
TOTAL DISTRIBUTIONS ....................................................     (0.56)
                                                                           -------
NET ASSET VALUE, END OF YEAR ...........................................   $ 11.02
                                                                           =======
TOTAL INVESTMENT RETURN ................................................     (4.50)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ..............................   $   610
   Ratios to average net assets:
     Net investment income .............................................      2.83%
     Expenses after waivers, including expenses of theQuantitative
        Equity Portfolio ...............................................      0.75%
     Expenses before waivers, including expenses of theQuantitative
        Equity Portfolio ...............................................      3.98%

--------------------------------------------------------------------------------
(1)  The Institutional Class began operations on December 31, 1999.
(2) Net investment income per share was calculated using the average shares method.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BTInvestment Funds (the 'Trust') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. Quantitative Equity Fund (the 'Fund') is one of the funds offered to investors by the Trust. The Fund began operations and offering shares of beneficial interest on March 31, 1999.

The Fund offers two classes of shares to investors: the Investment Class and the Institutional Class. The Investment Class began operations and offering shares of beneficial interest on March 31, 1999. The Institutional Class began operations and offering shares of beneficial interest on December 31, 1999. Both classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Quantitative Equity Portfolio (the 'Portfolio'), a series of BTInvestment Portfolios. The Portfolio is an open-end management investment company registered under the Act. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio, which was approximately 100% at December 31, 2000.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income and realized and unrealized gains and losses are allocated daily to each class of shares based upon its relative proportion of net assets.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Trust or the Fund are allocated among the funds in the Trust or the classes in the Fund, respectively, based on relative net assets.

--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and shareholder services to the Fund. The Trust has entered into an agreement with Investment Company Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .55% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of each Class of Shares, through April 30, 2002, to the extent necessary, to limit all expenses as follows:Investment Class to .30% of the average daily net assets of the Class, excluding expenses of the Portfolio and .90% of the average daily net assets of the Class, including expenses of the Portfolio; Institutional Class to .15% of the average daily net assets of the Class, excluding expenses of the Portfolio, and .75% of the average daily net assets of the Class, including expenses of the Portfolio.

NOTE 3 -- SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                     Investment Class Shares
             -----------------------------------------------
                                              For the period
                            For the           March 31, 1999(1)
                         year ended                  through
                  December 31, 2000        December 31, 1999
             ----------------------     --------------------
               Shares        Amount      Shares       Amount
             --------   -----------     -------   ----------
Sold          458,783   $ 5,553,565     289,284   $3,223,188
Reinvested     20,575       230,449       6,140       73,644
Redeemed     (243,164)   (2,898,063)    (22,949)   (258,774)
             --------   -----------     -------   ----------
Net increase  236,194   $ 2,885,951     272,475   $3,038,058
             ========   ===========     =======   ==========


                                  Institutional Class Shares
             -----------------------------------------------
                                              For the period
                            For the       December 31, 19991
                         year ended                  through
                  December 31, 2000        December 31, 1999
             ----------------------     --------------------
               Shares        Amount      Shares       Amount
             --------   -----------     -------   ----------
Sold          233,763   $ 2,836,579         825      $10,000
Reinvested      2,470        27,686          --           --
Redeemed     (181,659)   (2,218,705)         --           --
             --------   -----------     -------   ----------
Net increase   54,574   $   645,560         825      $10,000
             ========   ===========     =======   ==========

--------------------------------------------------------------------------------
(1) Commencement of operations.

NOTE 4 -- FUND REORGANIZATION
On January 1, 2000, theFund's structure was changed from a stand-alone structure to a master-feeder structure. This change in structure was approved by shareholders at a special meeting held on October 8, 1999.

NOTE 5 -- CAPITAL LOSSES
At December 31, 2000 capital loss carryforwards available as a reduction against future net realized capital gains consisted of $42,799 which will expire in December 2008. In addition, the Fund has deferred post-October capital losses of $359,662 to the next fiscal year.

NOTE 6 -- SUBSEQUENT EVENT
On January 24, 2001, theFund changed its name from Quantitative Equity to Quantitative Equity Fund.

--------------------------------------------------------------------------------

Quantitative Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors BT Investment Funds -- Quantitative Equity Fund

We have audited the accompanying statement of assets and liabilities of Quantitative Equity Fund (the 'Fund') as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net  assets  for the  year  then  ended  and  for  the  period  March  31,  1999
(commencement of operations) through December 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Quantitative Equity Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 31, 1999 (commencement of operations) through December 31, 1999, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           \S\ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
January 30, 2001

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended December 31, 2000

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund's distributions to shareholders included $116,353 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

Of the ordinary distributions made during the fiscal year ended December 31, 2000, 7.230% qualifies for the dividends received deduction available to corporate shareholders.

Of the net investment income distributions made during the fiscal year ended December 31, 2000, 28.240% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS December 31, 2000


     SHARES SECURITY                             VALUE
     ------ --------                             -----
            INVESTMENTS IN UNAFFILIATED ISSUERS
            COMMON STOCK -- 41.66%
     10,700 ACNielsen Corp.(1) ............ $  387,875
      2,800 Agribrands International,
             Inc.(1) ......................    149,800
     12,800 Avis Group Holdings, Inc.(1) ..    416,800
      4,400 Block Drug Co., Inc. ..........    231,825
     21,300 Fairfield Communities, Inc.(1)     299,531
      6,400 Harcourt General, Inc. ........    366,080
     10,300 Johns Mansville Corp. .........    133,256
      8,500 Keebler Foods Co. .............    352,219
     12,600 Objective Systems Integrators,
             Inc.(1) ......................    222,075
                                            ----------
TOTAL COMMON STOCK
   (Cost $2,529,388)                         2,559,461
                                            ----------
            S&P TRUST SHARES -- 13.15%
      1,700 iShares Trust S&P 500
             / BARRA Growth Index Fund ....    116,025
      1,700 iShares Trust S&P 500
             / BARRA Value Index Fund .....    107,738
      2,225 iShares Trust S&P 500 .........    292,275
      2,225 S&P 500 Depositary Receipt ....    291,892
                                            ----------
TOTAL S&P TRUST SHARES
   (Cost $835,716) ........................    807,930
                                            ----------



    SHARES/
  PRINCIPAL
     AMOUNT SECURITY                             VALUE
  --------- --------                             -----
            US TREASURY BILLS -- 29.72%
 $  335,000 5.80%, 1/4/01(2) .............. $  334,751
  1,500,000 4.65%, 2/8/01(2) ..............  1,491,424
                                            ----------
TOTAL US TREASURY BILLS
   (Cost $1,826,170) ......................  1,826,175
                                            ----------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $5,191,274) ......................  5,193,566
                                            ----------
            INVESTMENTS IN AFFILIATED
            INVESTMENT COMPANIES
            SHORT-TERM INSTRUMENTS -- 18.38%
  1,129,208 Cash Management Fund
              Institutional ...............  1,129,208
                                            ----------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $1,129,208) ......................  1,129,208
                                            ----------
TOTAL INVESTMENTS
   (Cost $6,320,482) ............ 102.91%   $6,322,774
LIABILITIES IN EXCESS OF
   OTHER ASSETS .................  (2.91)     (178,810)
                                  ------    ----------
NET ASSETS ...................... 100.00%   $6,143,964
                                  ======    ==========

--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Held as collateral for futures contracts.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                          DECEMBER 31, 2000
                                                                          -----------------
ASSETS
   Investments in unaffiliated issuers, at value (cost $5,191,274) ..........   $ 5,193,566
   Investments in affiliated investment companies, at value (cost $1,129,208)     1,129,208
                                                                                -----------
Total investments, at value .................................................     6,322,774
   Dividend and interest receivable .........................................         5,442
   Due from Bankers Trust ...................................................         2,749
   Receivable for shares of beneficial interest subscribed ..................         6,370
   Receivable for securities sold ...........................................        26,292
                                                                                -----------
Total assets ................................................................     6,363,627
                                                                                -----------
LIABILITIES
   Payable for securities purchased .........................................       117,177
   Variation margin payable on future contracts .............................        73,710
   Accrued expenses and other ...............................................        28,776
                                                                                -----------
Total liabilities ...........................................................       219,663
                                                                                -----------
NET ASSETS ..................................................................   $ 6,143,964
                                                                                ===========
COMPOSITION OF NET ASSETS
   Paid-in capital ..........................................................     6,363,848
   Net unrealized depreciation on investments and futures contracts .........      (219,884)
                                                                                -----------
NET ASSETS ..................................................................   $ 6,143,964
                                                                                ===========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                  FOR THE YEAR ENDED
                                                                   DECEMBER 31, 2000
                                                                  ------------------
INVESTMENT INCOME
   Dividends ...........................................................   $  44,835
   Interest ............................................................      59,713
                                                                           ---------
Total investment income ................................................     104,548
                                                                           ---------
EXPENSES
   Professional fees ...................................................      33,452
   Advisory fees .......................................................      16,930
   Trustees fees .......................................................       3,021
   Administration and services fees ....................................       2,558
   Miscellaneous .......................................................       1,279
                                                                           ---------
Total expenses .........................................................      57,240
Less: fee waivers or expense reimbursements ............................     (36,618)
                                                                           ---------
Net expenses ...........................................................      20,622
                                                                           ---------
NET INVESTMENT INCOME ..................................................      83,926
                                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain from investment transactions ......................     344,753
   Net realized loss from futures transactions .........................    (411,610)
   Net change in unrealized appreciation/depreciation on investments
     and futures contracts .............................................    (341,316)
                                                                           ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS ..    (408,173)
                                                                           ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................   $(324,247)
                                                                           =========


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
STATEMENT OFCHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED
                                                                 DECEMBER 31, 2000(1)
                                                                ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ...........................................   $    83,926
   Net realized loss from investment and future transactions .......       (66,857)
   Net change in unrealized appreciation/depreciation on investments
     and futures contracts .........................................      (341,316)
                                                                       -----------
Net decrease in net assets from operations .........................      (324,247)
                                                                       -----------
CAPITAL TRANSACTIONS
   Proceeds from capital invested ..................................     7,071,555
   Value of capital withdrawn ......................................      (603,344)
                                                                       -----------
Net increase in net assets from capital transactions ...............     6,468,211
                                                                       -----------
TOTAL INCREASE IN NET ASSETS .......................................     6,143,964
NET ASSETS
   Beginning of year ...............................................          --
                                                                       -----------
   End of year .....................................................   $ 6,143,964
                                                                       ===========

--------------------------------------------------------------------------------
(1) Commencement of operations was January 1, 2000.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Contained below are selected supplemental data and ratios to average net assets for each period indicated for Quantitative Equity Portfolio.

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2000(1)
                                                                          ------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) ....................................   $6,144
   Ratios to average net assets:
     Net investment income .....................................................     2.42%
     Expenses after waivers ....................................................     0.60%
     Expenses before waivers ...................................................     1.65%
   Portfolio turnover rate .....................................................      451%

--------------------------------------------------------------------------------
(1) Commencement of operations was January 1, 2000.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Quantitative Equity Portfolio (the 'Portfolio'), a series of BTInvestment Portfolios, is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as an open-end management investment company. BTInvestment Portfolios was organized on February 28, 1992, as a business trust under the laws of the State of New York. The Declaration of Trust permits the Board of Trustees (the 'Trustees') to issue beneficial interests in the Portfolio. The Portfolio began operations on January 1, 2000.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio until the contracts are closed. The Portfolio's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

E. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

F. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ('Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .05% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .50% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio, through April 30, 2002, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio.

--------------------------------------------------------------------------------

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS

The Portfolio may invest in Cash Management Fund Institutional ('Cash Management'), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended December 31, 2000, amounted to $30,339 and are included in dividend income.

At December 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the Portfolio under the credit facility for the year ended December 31, 2000.

For the year ended December 31, 2000, affiliates of Deutsche Bank AG received $349 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2000 were $12,140,003 and $8,590,218, respectively.

For federal income tax purposes, the tax basis of investments held at December 31, 2000 was $6,324,661. The aggregate gross unrealized appreciation for all investments at December 31, 2000, was $34,578 and the aggregate gross unrealized depreciation for all investments was $36,465.

NOTE 4 -- FUTURES CONTRACTS
A summary of obligations under these financial instruments at December 31, 2000 is as follows:

Type of                                                  Market    Unrealized
Future           Expiration   Contracts    Position       Value   Depreciation
------           ----------   ---------    --------  ----------   ------------
S&P 500 Index
  Futures          3/1/2001          15        Long  $5,006,250     $(214,885)
S&P 500 Index
  Mini Futures     3/1/2001           6        Long     400,500        (7,291)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The 'market value' presented above represents the Portfolio's total exposure in such contracts whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets. Risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments, 2) an imperfect correlation between the price of the contracts and the underlying index and 3) the possibility of an illiquid secondary market.

At December 31, 2000, the Portfolio segregated securities with a value of approximately $1,826,175 to cover margin requirements on open futures contracts.

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                                       22

Quantitative Equity Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To  the  Shareholders  and  Board  of  Trustees  BT  Investment   Portfolios  --
Quantitative Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Quantitative Equity Portfolio (the 'Portfolio') as of December 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Portfolio's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quantitative Equity Portfolio at December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                           \S\ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
January 30, 2001

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                                       23

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210

or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche  Asset  Management  is the  marketing  name  in the  US for  the  asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown, Inc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


Quantitative Equity Fund -- Investment Class                    CUSIP #055922652
Quantitative Equity Fund -- Institutional Class                 CUSIP #055922645
                                                                  QEQANN (12/00)

Distributed by:
ICC Distributors, Inc.